UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________

Date of Report (Date of earliest event reported): December 22, 2021

CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CVI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2021, CVR Energy, Inc. (the “Company”) entered into an employment agreement, effective immediately (the “Employment Agreement”), with David L. Lamp, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”), which supersedes and replaces Mr. Lamp’s prior employment agreement dated November 1, 2017 (the “Prior Agreement”). This revised Employment Agreement contains terms substantially similar to the Prior Agreement, the terms of which are described in the Company’s Current Report on Form 8-K filed on November 7, 2017 and incorporated herein, subject to certain changes described herein. Under the Employment Agreement, Mr. Lamp’s base salary increased to $1,100,000. In addition to his eligibility to receive an annual cash bonus with a target equal to 150% of his base salary under the performance-based bonus plan approved by the Compensation Committee of the Board, Mr. Lamp is also entitled to receive an annual Incentive Unit Award (“Incentive Award”) equal to 150% of his base salary under or in connection with the Company’s Second Amended and Restated 2007 Long Term Incentive Plan, or its successor (the “Plan”), which Incentive Awards vest ratably on each of the three years following the grant date, subject to certain customary forfeiture and acceleration provisions, including acceleration of all Incentive Awards issued more than one year preceding a termination other than for Cause (as defined in the Employment Agreement) or resignation for Good Reason (as defined in the Employment Agreement). The Employment Agreement expires on December 31, 2024, and contains other terms customary for agreements of this type, including confidentiality, non-disparagement and non-competition obligations.

Also on December 22, 2021, the Company and Mr. Lamp entered into an Amendment to Performance Unit Award Agreement (the “Amendment”), which extends the Performance Cycle end-date of the Performance Unit Award Agreement dated November 1, 2017, the terms of which are described in the Company’s Current Report on Form 8-K filed on November 7, 2017 and incorporated herein, from December 31, 2021 to December 31, 2024.

The summaries of the Employment Agreement and the Amendment are qualified in their entirety by the text of such documents, filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report on Form 8-K:

Exhibit Number	Exhibit Description

10.1	Employment Agreement, dated as of December 22, 2021, by and between CVR Energy, Inc. and David L. Lamp.
10.2	Amendment to Performance Unit Award Agreement, dated as of December 22, 2021, by and between CVR Energy, Inc. and David L. Lamp.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2021

CVR Energy, Inc.

By:	/s/ Dane J. Neumann
Dane J. Neumann
Executive Vice President and Chief Financial Officer